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                                                              Exhibit 10(f)(iii)

                         AMENDMENT TO TRUST AGREEMENT
                         ----------------------------

     THIS AMENDMENT TO THE TRUST AGREEMENT (the "Amendment"), effective as of the 25th day of October, 1999, by and between QMS, INC. (hereinafter referred to as "Company") and SOUTH ALABAMA TRUST COMPANY, INC. (hereinafter referred to as the "Trustee").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, Company and Trustee, executed a Trust Agreement, effective as of September 1, 1999 (the "Agreement"); and

     WHEREAS, Company and Trustee now desire to amend the Trust Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and promises the sufficiency of which is hereby acknowledged, Company and Trustee hereby amend the Trust Agreement as follows:

     1. Company and Trustee hereby amend the Trust Agreement by deleting and striking therefrom any and all references to the Executive Services Agreement by and between QMS, Inc. and Edward E. Lucente, with an effective date of August 1, 1999, and substituting
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in lieu thereof the Agreement, by and between QMS, Inc. and Edward E. Lucente, with an effective date of September 1, 1999.

     2. Company and Trustee hereby amend the Payment Schedule to Trust Agreement by deleting therefrom the following text:

          (iii) Edward E. Lucente's involuntary termination other than for Cause (as such term is defined in the Executive Services Agreement), or and substituting in lieu thereof the following:

          (iii)  Lucente ceases to be an employee of QMS, or

     3. In all other respects, Company and Trustee hereby ratify and confirm the Trust Agreement.

     IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the day and year indicated above.


                    COMPANY:
                              QMS, INC.

                              By: /s/ Albert A. Butler
                                 --------------------------------
                              As Its: Vice Pres - CFO
                                     ----------------------------


                    TRUSTEE:
                              SOUTH ALABAMA TRUST COMPANY, INC.

                              By:________________________________
                              As Its:____________________________

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